                                                                   EXHIBIT 3.25


                             CERTIFICATE OF MERGER

                                       OF

                    MEDQUIST RECEIVABLES MANAGEMENT COMPANY

                                 WITH AND INTO

                                ASSETCARE, INC.

      The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

      1. MedQuist Receivables Management Company, a New Jersey corporation ("MRMC"), is merging with and into AssetCare, Inc., a Georgia corporation ("AssetCare")(the "Merger"), and AssetCare will be the surviving Georgia corporation following the Merger, using the name "AssetCare, Inc."

      2. The Articles of Incorporation of AssetCare (the "Articles") will continue after the Merger as the Articles of the surviving corporation until thereafter duly amended in accordance with their terms and the Code.

      3. The executed Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is AssetCare, Inc., 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

      4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any shareholder of any corporation that is a party to the Merger.

      5. The Merger has been duly approved by the written consent of the sole shareholder of MRMC and by the written consent of the sole shareholder of AssetCare.

      6.    The effective date of the Merger shall be May 31, 1996.

      IN WITNESS WHEREOF, AssetCare has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 29th day of May, 1996.



                                    ASSETCARE, INC.



                                    By:  /s/ Michael R. Cote
                                       ----------------------------------------
                                       Michael R. Cote
                                       Senior Vice President - Finance
                                       and Chief Financial Officer

                                ASSETCARE, INC.

                         CERTIFICATE OF VERIFICATION OF

                            REQUEST FOR PUBLICATION


      Pursuant to Section 14-2-1105.1(a) of the Georgia Business Corporation Code, AssetCare, Inc., a Georgia corporation, hereby verifies that a request for publication of a notice of merger to merge MedQuist Receivables Management Company with and into AssetCare, Inc. and payment therefor have been made, as required by Section 14-2-1105.1(b) of the Georgia Business Corporation Code.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate this 29 day of May, 1996.



                                    ASSETCARE, INC.



                                    By: /s/William R. Spalding
                                       ----------------------------------------
                                       William R. Spalding
                                       Sr. Vice President - Administration
                                       General Counsel and Secretary

Secretary of State                                   DOCKET NUMBER  : 943560398
Business Services and Regulation                     CONTROL NUMBER : 9005383
Suite 315, West Tower                                EFFECTIVE DATE : 12/31/1994
2 Martin Luther King, Jr. Dr.                        REFERENCE      : 0091
Atlanta, Georgia  30334-1530                         PRINT DATE     : 12/22/1994
                                                     FORM NUMBER    : 411



PARANET CORPORATION SERVICES, INC.
DOUGLAS W. JUNKER
3761 VENTURE DRIVE
SUITE 260
DULUTH, GA  30136

                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:
ASSETCARE, INC., A GEORGIA CORPORATION

Nonsurviving Entity/Entities:
CBR COLLECTION SERVICES DIVISION, INC., A TEXAS CORPORATION




                                    /s/Max Cleland
[SEAL]                              MAX CLELAND
                                    SECRETARY OF STATE

                                    /s/ Verley J. Spivey
                                    VERLEY J. SPIVEY
                                    DEPUTY SECRETARY OF STATE

                            CERTIFICATE OF MERGER OF
                     CBR COLLECTION SERVICES DIVISION, INC.
                                 WITH AND INTO
                                ASSETCARE, INC.

      The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

      1. CBR Collection Services Division, Inc., a Texas corporation ("CBR"), is merging with and into AssetCare, Inc., a Georgia corporation ("AssetCare")(the "Merger"), and AssetCare will be the surviving corporation following the Merger, using the name "AssetCare, Inc."

      2. The Articles of Incorporation of AssetCare (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

      3. The executed Agreement and Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is AssetCare, Inc., 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

      4. A copy of the Plan of Merger will be finished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

      5. The Agreement and Plan of Merger did not require approval by the shareholders of AssetCare or CBR pursuant to Section 14-2-1104 of the Code.

      6.    The effective date of the Merger is December 31, 1994.

      IN WITNESS WHEREOF, AssetCare has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 21st day of December, 1994.



                                    ASSETCARE, INC.



                                    By:  /s/ Randolph Gibson
                                       ----------------------------------------
                                    Title:   Co-Chairman
                                          -------------------------------------

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

              CBR COLLECTION SERVICES DIVISION, INC. WITH AND INTO

                                ASSETCARE, INC.

      The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by O.C.G.A., Section 14-2-1105.1(b).



                                    AssetCare, Inc.



                                    By: /s/Pamela S. Topper
                                       ----------------------------------------
                                       Pamela S. Topper
                                       Vice President, General Counsel
                                       and Secretary

                             CERTIFICATE OF MERGER
                                       OF
                              LEARNER-EUREKA, INC.
                                 WITH AND INTO
                                ASSETCARE, INC.


      The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

      1. Learner-Eureka, Inc., a California corporation ("LEI"), is merging with and into AssetCare, Inc., a Georgia corporation ("AssetCare") (the "Merger"), and AssetCare will be the surviving corporation following the Merger, using the name "AssetCare, Inc."

      2. The Articles of Incorporation of AssetCare (the "Articles") will continue after the Merger as the Articles of the surviving corporation.

      3. The executed Agreement and Plan of Merger pursuant to which the Merger is being consummated is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is AssetCare, Inc., 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

      4. A copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any corporation that is a party to the Merger.

      5. The Agreement and Plan of Merger did not require approval by the shareholders of AssetCare or LEI pursuant to Section 14-2-1104 of the Code.

      IN WITNESS WHEREOF, AssetCare has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 29th day of July, 1994.



                                    ASSETCARE, INC.



                                    By: /s/ Randolph Gibson
                                       ----------------------------------------
                                    Title: Co-Chairman
                                          -------------------------------------

             CERTIFICATE OF PUBLICATION OF CERTIFICATE OF MERGER OF

                       LEARNER-EUREKA, INC. WITH AND INTO

                                ASSETCARE, INC.

      The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as a required by O.C.G.A., Section 14-2-1105.1(b).



                                    AssetCare, Inc.




                                    By: /s/Pamela S. Topper
                                       ----------------------------------------
                                       Pamela S. Topper
                                       Vice President, General Counsel
                                       and Secretary

Secretary of State                                DOCKET NUMBER  : 920490021
Business Services And Regulation                  CONTROL NUMBER : 9005383
Suite 315, West Tower                             EFFECTIVE DATE : 02/13/1992
2 Martin Luther King, Jr. Dr.                     REFERENCE      : 0045
Atlanta, Georgia 30334-1530                       PRINT DATE     : 03/05/1992
                                                  FORM NUMBER    : 111

MEDAPHIS CORPORATION
MICHELE SCOLLARD
2700 CUMBERLAND PKWY., STE. 300
ATLANTA, GEORGIA  30339



                            CERTIFICATE OF AMENDMENT

I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

                                ASSETCARE, INC.
                         a domestic profit corporation

has filed articles of amendment in the office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.



                                    /s/Max Cleland
                                    -----------------------------
                                    MAX CLELAND
                                    SECRETARY OF STATE



                                    /s/VERLEY J. SPIVEY
                                    -----------------------------
                                    VERLEY J. SPIVEY
                                    DEPUTY SECRETARY OF STATE



   SECURITIES        CEMETERIES        CORPORATIONS      CORPORATIONS HOTLINE
    656-2894          656-3079           656-2817             404-656-2222
                                                         Outside Metro Atlanta

                             ARTICLES OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                                ASSETCARE, INC.


                                       1.

      The name of the Corporation is AssetCare, Inc.

                                       2.

      The amendment to the Corporation's Articles of Incorporation is to amend
Article 2 of the Articles of Incorporation so that Article 2 shall hereafter be as follows:

                                      "2.

      The Corporation is authorized to issue 12,000 shares of stock, designated as "Common Stock."

                                       3.

      Said amendment was adopted by the Board of Directors of the Corporation as of February 10, 1992.

                                       4.

      Said amendment was duly adopted by the Board of Directors without shareholder action in accordance with Code Section 14-2-1002(6) of the Georgia Business Corporation Code.

      IN WITNESS WHEREOF, AssetCare, Inc. has caused these Articles of Amendment to be executed, its corporate seal to be affixed, and its seal and the execution hereof to be attested to by its duly authorized officers, this 10th day of February, 1992.



                                    ASSETCARE, INC.



                                    By: /s/Dennis R. Byerly
                                       ----------------------------------------
                                       Dennis R. Byerly
                                       Chairman

[CORPORATE SEAL]

Attest:

By: /s/Pamela S. Topper
   -------------------------------
   Pamela S. Topper
   Secretary

Secretary of State                            TRANSACTION NUMBER: 91331066 (067)
Business Services And Regulation              CONTROL NUMBER    : 9005383
Suite 315, West Tower                         DATE INCORPORATED : 03/21/90
2 Martin Luther King, Jr. Dr.                 DATE AMENDED      : 11/27/91
Atlanta, Georgia 30334-1530                   EXAMINER          : DONNA HYDE
                                              TELEPHONE         : 404-656-0624

REQUESTED BY:

MEDAPHIS PHYSICIAN SERVICES CORPORATION
MICHELE SCOLLARD
210 INTERSTATE NORTH, SUITE 601
ATLANTA, GEORGIA 30339


                            CERTIFICATE OF AMENDMENT

      I, MAX CLELAND, Secretary of State and Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that the articles of incorporation of

-------------------------------------------------------------------------------
                    "INTEGRATEC RECEIVABLE MANAGEMENT, INC."
-------------------------------------------------------------------------------

have been duly amended under the laws of the State of Georgia, changing its name to

-------------------------------------------------------------------------------
                               "ASSETCARE, INC."
-------------------------------------------------------------------------------

by the filing of articles of amendment in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true and correct copy of said articles of amendment.

      WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE:  NOVEMBER 27, 1991
FORM A3 (JULY 1989)

                                    /s/Max Cleland
                                    ---------------------------------
                                    MAX CLELAND
                                    SECRETARY OF STATE



                                    /s/Verley J. Spivey
                                    ---------------------------------
                                    VERLEY J. SPIVEY
                                    DEPUTY SECRETARY OF STATE


   SECURITIES        CEMETERIES        CORPORATIONS      CORPORATIONS HOT-LINE
    656-2894          656-3079           656-2817             404-656-2222
                                                         Outside Metro Atlanta

                             ARTICLES OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                     INTEGRATEC RECEIVABLE MANAGEMENT, INC.

                                       1.

      The name of the Corporation is INTEGRATEC Receivable Management, Inc.

                                       2.

      The amendment to the Corporation's Article of Incorporation is to amend
Article 1 of the Articles of Incorporation so that Article 1 shall hereafter be as follows:

                                      "1.

      The name of the Corporation is AssetCare, Inc."

                                       3.

      Said amendment was adopted by the Board of Directors of the Corporation as of August 20, 1991.

                                       4.

      Said amendment was duly adopted by the Board of Directors without shareholder action in accordance with Code Section 14-2-1002(6) of the Georgia Business Corporation Code.


      IN WITNESS WHEREOF, INTEGRATEC Receivable Management, Inc. has caused these Articles of Amendment to be executed, its corporate seal to be affixed, and its seal and the execution hereof to be attested to by its July authorized officers, this 27th day of November, 1991.



                                    INTEGRATEC RECEIVABLE
                                    MANAGEMENT, INC.



                                    By: /s/Dennis R. Byerly
                                       ----------------------------------------
                                       Dennis R. Byerly
                                       Chairman


[CORPORATE SEAL]

Attest:

By: /s/Bruce B. Cox
   -------------------------------
   Bruce B. Cox
   Assistant Secretary

Secretary of State                              FORM NUMBER      : NR
Business Services And Regulation                CERTIFICATE DATE : 10/22/91
Suite 315, West Tower                           DOCKET NUMBER    : 93290048
2 Martin Luther King, Jr. Dr.                   EXAMINER         : STACEY GILLEY
Atlanta, Georgia 30334-1530                     TELEPHONE        : 404-656-3173


REQUESTED BY:

MICHELLE SCOLLARD/ARTRAC CORP.
5990 OAKBROOK PKWY.
NORCROSS, GA  30093

                          NAME RESERVATION CERTIFICATE

      THE RECORDS OF THE SECRETARY OF STATE HAVE BEEN REVIEWED AND THE FOLLOWING NAME IS NOT IDENTICAL TO, AND APPEARS TO BE DISTINGUISHABLE FROM, THE NAME OF ANY OTHER EXISTING CORPORATION PROFESSIONAL ASSOCIATION, OR LIMITED PARTNERSHIP ON FILE PURSUANT TO THE APPLICABLE PROVISIONS OF GEORGIA LAW. (TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED).

-------------------------------------------------------------------------------
                               "ASSETCARE, INC."
-------------------------------------------------------------------------------

      THIS CERTIFICATE SHALL BE VALID FOR A NONRENEWABLE PERIOD OF NINETY (90) DAYS FOR PROFIT AND NONPROFIT CORPORATIONS, PROFESSIONAL ASSOCIATIONS (DP, FP, DM, FM,& PA), OR LIMITED PARTNERSHIPS (7D OR 7F), FROM THE DATE OF THIS CERTIFICATE. PLEASE SUBMIT THE ORIGINAL CERTIFICATE (WHITE COPY) WITH THE ARTICLES OF INCORPORATION, CERTIFICATE OF LIMITED PARTNERSHIP, APPLICATION FOR PROFESSIONAL ASSOCIATION OR CERTIFICATE OF AUTHORITY TO TRANSACT BUSINESS.

      NAME RESERVATIONS ARE NOT RENEWABLE AFTER EXPIRATION OF THE STATUTORY RESERVATION PERIOD SET OUT ABOVE.

                                  /s/ Max Cleland
                                  -----------------------------------
                                  MAX CLELAND
                                  SECRETARY OF STATE



                                  /s/ Verley J. Spivey
                                  -----------------------------------
[SEAL]                            VERLEY J. SPIVEY
                                  DEPUTY SECRETARY OF STATE


   SECURITIES        CEMETERIES        CORPORATIONS      CORPORATIONS HOT-LINE
    656-2894          656-3079           656-2817             404-656-2222
                                                         Outside Metro Atlanta

Secretary of State                            TRANSACTION NUMBER: 90333391(392)
Business Services And Regulation              CHARTER NUMBER    : 9005383
Suite 315, West Tower                         DATE INCORPORATED : 03/21/90
2 Martin Luther King, Jr. Dr.                 EFFECTIVE DATE    : 11/27/90
Atlanta, Georgia 30334-1530                   EXAMINER          : DONNA HYDE
                                              TELEPHONE         : 404-656-0624

REQUESTED BY:

CT CORPORATION SYSTEM
KATHY SLAYMAN
2 PEACHTREE STREET, NW
ATLANTA, GEORGIA  30383

                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that articles of merger have been duly filed on the effective date set forth above, merging

-------------------------------------------------------------------------------
         "CREDIT UNION PROCESSING SYSTEMS, INC.," a Georgia corporation with and into
         "INTEGRATEC RECEIVABLE MANAGEMENT, INC.," a Georgia corporation
-------------------------------------------------------------------------------

and the fees therefor paid as provided by law, and that attached hereto is a true and correct copy of said articles of merger.

      WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE:  NOVEMBER 29, 1990
FORM A6 (JULY 1989)



                                  /s/ Max Cleland
                                  -----------------------------------
                                  MAX CLELAND
                                  SECRETARY OF STATE



                                  /s/ Verley J. Spivey
                                  -----------------------------------
[SEAL]                            VERLEY J. SPIVEY
                                  DEPUTY SECRETARY OF STATE


   SECURITIES        CEMETERIES        CORPORATIONS      CORPORATIONS HOT-LINE
    656-2894          656-3079           656-2817             404-656-2222
                                                         Outside Metro Atlanta

                               ARTICLES OF MERGER

                                       OF

                     INTEGRATEC RECEIVABLE MANAGEMENT, INC.

                                      AND

                     CREDIT UNION PROCESSING SYSTEMS, INC.

                                      INTO

                     INTEGRATEC RECEIVABLE MANAGEMENT, INC.


      Pursuant to the provisions of Section 14-2-1105 of the Official Code of Georgia Annotated, the undersigned corporations adopt the following articles of merger:

      1.    The plan of merger is set forth as Exhibit A.

      2. As to Credit Union Processing Systems, the plan was duly approved by the shareholders on September 29, 1990.

            As to Integratec Receivable Management, the plan was duly approved by the shareholders on September 29, 1990.

      3. The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by law.




INTEGRATEC RECEIVABLE MANAGEMENT, INC.


/s/James F. Richards
-------------------------------------
JAMES F. RICHARDS - PRESIDENT


/s/James J. Thorpe
-------------------------------------
JAMES J. THORPE - SECRETARY

                                  EXHIBIT "A"

                          AGREEMENT AND PLAN OF MERGER

                     INTEGRATEC RECEIVABLE MANAGEMENT, INC.

                                      AND

                     CREDIT UNION PROCESSING SYSTEMS, INC.


      This Agreement and Plan of Merger made and entered into this 28th day of September, 1990 hereinafter referred to as the "Agreement") by and between INTEGRATEC RECEIVABLE MANAGEMENT, INC., a Georgia corporation, and CREDIT UNION PROCESSING SYSTEMS, INC., a Georgia corporation, (said corporations being hereinafter sometimes referred to as the "Constituent Corporations"):

                              W I T N E S S E T H:

      WHEREAS, INTEGRATEC RECEIVABLE MANAGEMENT, INC. is a corporation duly organized and validly existing under the laws of the State of Georgia; and


      WHEREAS, CREDIT UNION PROCESSING SYSTEMS, INC. is a corporation duly organized and validly existing under the laws of the State of Georgia; and


      WHEREAS, The Boards of Directors of each of said corporations deem it advisable and for the benefit of each of said corporations and their respective shareholders that CREDIT UNION PROCESSING SYSTEMS, INC. merge itself into INTEGRATEC RECEIVABLE MANAGEMENT, INC.

      NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto subject to the approval and adoption of this Agreement by the respective shareholders of each of the constituent Corporations, and subject to the conditions hereafter set forth, that CREDIT UNION PROCESSING, INC. be merged into INTEGRATEC RECEIVABLE MANAGEMENT, INC. (hereinafter sometimes referred to as the "Surviving Corporation"), the corporate existence of which shall be continued under the same name and thereafter the individual existence of CREDIT UNION PROCESSING, INC. shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the shares of CREDIT UNION PROCESSING, INC. into securities of the Surviving Corporation are and shall be as follows:

                                       1.

      The acts and things required to be done by the Georgia Business Corporation Code (the "Code") in order to make this Agreement effective, including the submission of this Agreement to the shareholders of both of the Constituent Corporations and the filing of the Articles of Merger in the manner provided for the Code, shall be attended to and done by the proper officers of the Constituent Corporations as soon as practicable.

                                       2.

      The merger herein contemplated shall be effective upon filing the Articles of Merger with the Secretary of State.

                                       3.

      The articles of Incorporation of INTEGRATEC RECEIVABLE MANAGEMENT, INC. shall on the Effective date be the Articles of Incorporation of the Surviving Corporation.

                                       4.

      Until altered, amended, or repealed as therein provided, the By-Laws of INTEGRATEC RECEIVABLE MANAGEMENT, INC. as in effect on the Effective Date shall be the By-Laws of the Surviving Corporation.

                                       5.
      Upon the merger contemplated herein becoming effective, the directors of the Surviving Corporation shall be as follows:

                                A. Wayne Johnson

                                John H. Gilbride

                              James F. Burns, Jr.

These persons shall hold office until the next annual meeting of the shareholders of the Surviving Corporation and until their respective successors are elected in accordance with the By-Laws of the Surviving Corporation. If on the Effective Date any vacancy shall exist on the Board of Directors of the Surviving Corporation, the vacancy shall be filled in the manner specified in the By-Laws of the Surviving Corporation.

                                       6.

      (a)   Upon the Effective Date of the merger:

      (i) Each share of the Common Stock of INTEGRATEC RECEIVABLE MANAGEMENT, INC., issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of Common Stock of the Surviving Corporation.

      (ii) Each share of the Common Stock of CREDIT UNION PROCESSING SYSTEMS, INC. shall be converted into One One Thousandth (1/1000) of one share of the Common Stock of the Surviving Corporation.

      (b) From and after the Effective Date, each holder of any of the shares to be converted as above provided shall be entitled, upon presentation and surrender to the Surviving Corporation of the certificates representing such shares, to receive in exchange therefor certificates representing the number of shares (including fractional shares) of the stock of the Surviving Corporation into which such shares shall have been converted. The surrendered shares shall be canceled. Until so surrendered, each outstanding certificate which prior to the Effective Date of the merger represented common stock of CREDIT UNION PROCESSING SYSTEMS, INC. shall be deemed for all corporate purposes to evidence ownership of the number of common shares of the Surviving Corporation into which the same shall have been converted.

                                       7.

      Upon the Effective Date, the separate existence of CREDIT UNION
PROCESSING SYSTEMS, INC. shall cease, and in accordance with the terms of this Agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of public as and of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other chooses in action and all every other interest of or belonging to or due to each of such corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate, whether by deed or otherwise, vested in either of said corporations, shall not revert or be in any way impaired by reason of this merger. The Surviving Corporation shall thenceforth be reasonable and liable for all the liabilities and obligations of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of said Constituent Corporations may be prosecuted as if the merger had not taken place, or the Surviving
Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

                                       8.

     If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any things are necessary or desirable to vest in said corporation, according to the terms hereof, the title to any property or rights of CREDIT UNION PROCESSING SYSTEMS, INC., the proper officers and directors of CREDIT UNION PROCESSING SYSTEMS, INC. shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

                                       9.

     From the date of this Agreement until the Effective Date or until the abandonment of the merger pursuant to the provisions hereof:

     (a) CREDIT UNION PROCESSING SYSTEMS, INC. and INTEGRATEC RECEIVABLE MANAGEMENT, INC. shall continue to conduct their respective businesses in the ordinary course and neither CREDIT UNION PROCESSING SYSTEMS, INC., nor INTEGRATEC RECEIVABLE MANAGEMENT, INC. shall, without the prior written consent of the other, engage in any transaction or incur any obligation except in the ordinary course of business or as otherwise authorized by this Agreement. Without limiting the foregoing, neither CREDIT UNION PROCESSING SYSTEMS, INC. nor INTEGRATEC RECEIVABLE MANAGEMENT, INC. shall during the foregoing period, without the prior consent of the other:

     (i) amend its Articles of Incorporation, except as may be necessary to carry out this Agreement or as required by law.
     (ii) borrow any money, other than short term borrowings in the ordinary course of business.
     (iii) issue, sell, encumber or otherwise dispose of any shares of its capital stock.
     (iv) declare, authorize or pay any dividend on, make any distribution in respect of, redeem or acquire for value any shares of its capital stock, directly or indirectly.
     (v) sell, lease or otherwise dispose of any part of its property or assets, except in the ordinary course of business; enter into any new plans or agreements for the benefit of officers or employees or increase the benefits under any existing such plan.
     (vi) make any purchase of real estate, personal property, merchandise or securities, except in the ordinary course of business.
     (b)   CREDIT UNION PROCESSING SYSTEMS, INC. and INTEGRATEC

RECEIVABLE MANAGEMENT, INC. shall each make available for examination by the other as requested, in addition to its financial statements, any inventory and other detailed records in support of such statements, records of important contracts, commitments, leases, licensing agreements, deeds, title insurance policies, patents, trademarks, and other evidence of interest or ownership in property; details and status of the various funds, plans, profit sharing and deferred compensation agreements, if any, stock option plans and other provisions of either party for the benefit of its officers and employees, income tax returns, audit material and related data, information concerning claims, litigation threatened or pending, and all other information relevant to their respective businesses and to the merger herein contemplated.

     (c) With respect to all leases and other interests or instruments under which either CREDIT UNION PROCESSING SYSTEMS, INC. or INTEGRATEC RECEIVABLE MANAGEMENT, INC. is obligated to obtain a consent prior to the merger herein contemplated in order to comply with the conditions thereof or to invest its interest therein in the Surviving Corporation, CREDIT UNION PROCESSING SYSTEMS, INC. or INTEGRATEC RECEIVABLE MANAGEMENT, INC., respectively, will exercise all reasonable efforts to obtain such consent.

                                      10.

     CREDIT UNION PROCESSING SYSTEMS, INC. represents and warrants to INTEGRATEC RECEIVABLE MANAGEMENT, INC. as follows:

     (a) CREDIT UNION PROCESSING SYSTEMS, INC. is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has full corporate power to carry on its business as it is now being conducted and to own and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its property requires such qualification.

     (b) All of the outstanding shares of CREDIT UNION PROCESSING SYSTEMS, INC. are validly issued, fully paid and non-assessable.

     (c) CREDIT UNION PROCESSING SYSTEMS, INC. has authorized capital stock of one thousand (1,000) shares and has one thousand (1,000) outstanding shares.

     (d) All federal, state and other tax returns and reports that are required by law to be filed by CREDIT UNION PROCESSING SYSTEMS, INC. have been duly filed and all taxes, assessments, fees and other governmental charges shown to be due on said returns and reports have been paid.

     (e) There is no suit, action or litigation, administrative, arbitration or other proceedings, or any change in the zoning or building ordinances affecting the real property, or leasehold interest of CREDIT UNION PROCESSING SYSTEMS, INC. pending or (to the knowledge of the management of CREDIT UNION PROCESSING SYSTEMS, INC.) threatened, which might materially and adversely affect the overall financial condition, business or property of CREDIT UNION PROCESSING SYSTEMS, INC. CREDIT UNION PROCESSING SYSTEMS, INC. has complied with and is not in default in any material respect under any laws, ordinances, requirements, regulations or orders applicable to its business.

     (f) The execution of this Agreement has been duly authorized by the Board of Directors of CREDIT UNION PROCESSING SYSTEMS, INC. and no further corporate action is necessary for the execution hereof. Neither the execution and delivery of this Agreement, nor the consummation of the transaction provided for herein, will violate any material agreement to which CREDIT UNION PROCESSING SYSTEMS, INC. or any law, order or decree.

                                      11.

     INTEGRATEC RECEIVABLE MANAGEMENT, INC. represents and warrants to CREDIT UNION PROCESSING SYSTEMS, INC. as follows:

     (a) INTEGRATEC RECEIVABLE MANAGEMENT, INC. is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has full corporate power to carry on its business as it is now being conducted and to own and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its property requires such qualification.

     (b) All of the outstanding shares of INTEGRATEC RECEIVABLE MANAGEMENT, INC. are validly issued, fully paid and non-assessable.

     (c) INTEGRATEC RECEIVABLE MANAGEMENT, INC. has authorized capital stock of ten thousand (10,000) shares and has nine thousand nine hundred and ninety eight (9,998) outstanding shares.

     (d) All federal, state, and other tax returns and reports that are required by law to be filed by INTEGRATEC RECEIVABLE MANAGEMENT, INC. have been duly filed and all taxes, assessments, fees and other governmental charges shown to be due on said returns and reports have been paid.

     (e) There is no suit, action or litigation, administrative, arbitration or other proceedings, or any change in the zoning or building ordinances affecting the real property, or leasehold interest of

INTEGRATEC RECEIVABLE MANAGEMENT, INC. pending or (to the knowledge of the management of INTEGRATEC RECEIVABLE MANAGEMENT, INC.) threatened, which might materially and adversely affect the overall financial condition, business or property of INTEGRATEC RECEIVABLE MANAGEMENT, INC. INTEGRATEC RECEIVABLE MANAGEMENT, INC. has complied with and is not in default in any material respect under any laws, ordinances, requirements, regulations or orders applicable to its business.

     (f) The execution of this Agreement has been duly authorized by the Board of Directors of INTEGRATEC RECEIVABLE MANAGEMENT, INC. and no further corporate action is necessary for the execution hereof. Neither the execution and delivery of this Agreement, nor the consummation of the transaction provided for herein, will violate any material agreement to which INTEGRATEC RECEIVABLE MANAGEMENT, INC. is a party or by which it is bound or any provisions of the Articles of Incorporation or By-Laws of INTEGRATEC RECEIVABLE MANAGEMENT, INC. or any law, order or decree.

                                       12.

     If the merger contemplated hereby becomes effective, all expenses incurred hereunder shall be borne by the Surviving Corporation. If, for any reason other than breach of the covenants of the parties set forth herein, the merger shall not become effective or shall be abandoned, then each of the Constituent Corporations shall bear its own expenses, separately incurred in connection herewith, with no liability to the other party hereto, and each shall pay one-half of the expenses incurred by them jointly.

                                      13.

     Each of the Constituent Corporations represents to the other that it has not incurred and will not incur any liability for brokerage fees or agent's commissions in connection with the Agreement and the merger contemplated hereby.

                                      14.

     The warranties and representations of the Constituent Corporations contained in paragraphs 9 and 10 of this Agreement shall survive the Effective Date.


                                      15.

     At any time before or after approval and adoption by the respective shareholders of the Constituent Corporations, this Agreement may be modified in matter of form, or supplemented by additional agreements, articles or certificates, as may be mutually determined by the Board of Directors of the Constituent Corporations to be necessary, desirable or expedient to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the consummation of the merger herein contemplated, in accordance with the purpose and intent of this Agreement.


     IN WITNESS WHEREOF, INTEGRATEC RECEIVABLE MANAGEMENT, INC. and CREDIT UNION PROCESSING SYSTEMS, INC. have each caused this Agreement and Plan of Merger to be executed on their respective behalf and their respective corporate seals affixed and the foregoing attested, all by their respective duly authorized officers on the 28th day of September, 1990.

                                  INTEGRATEC RECEIVABLE MANAGEMENT, INC.


                                  By: /s/ James F. Richards
                                  ----------------------------------
                                  James F. Richards, President

ATTEST:


/s/ James J. Thorpe
------------------------
James J. Thorpe, Secretary


[CORPORATE SEAL]



                     CREDIT UNION PROCESSING SYSTEMS, INC.


                     By:  /s/ James F. Burns
                       ----------------------------------
                         James F. Burns


ATTEST:


/s/ James F. Burns
-----------------------
James F. Burns



[CORPORATE SEAL]

Secretary of State                       TRANSACTION NUMBER :  90331187 (188)
Business Services And Regulation         CHARTER NUMBER     :  9005383
Suite 315, West Tower                    DATE INCORPORATED  :  03/21/90
2 Martin Luther King, Jr., Dr.           EFFECTIVE DATE     :  11/27/90
Atlanta, Georgia 30334-1530              EXAMINER           :  DONNA HYDE
                                         TELEPHONE          :  404 656-0624


     REQUESTED BY:

     CT CORPORATION SYSTEM
     MICHELLE FEIGENBUAM
     2 PEACHTREE STREET, NW
     ATLANTA, GEORGIA 30383


                             CERTIFICATE OF MERGER

     I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that articles of merger have been duly filed on the effective date set forth above, merging



             "CREDITORS MERCANTILE, INC.",  a Georgia corporation
                                 with and into
        "INTEGRATEC RECEIVABLE MANAGEMENT, INC.", a Georgia Corporation

and the fees paid as provided by law, and that attached hereto is a true and correct copy of said articles of merger.

     WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE:  NOVEMBER 27, 1990
FORM AC  (JULY 1989)


[SEAL]                            /s/ MAX CLELAND
                                  --------------------
                                  MAX CLELAND
                                  SECRETARY OF STATE

SECURITIES      CEMETERIES      CORPORATIONS     CORPORATIONS HOT-LINE
 656-2894        656-3079         656-2817          404-656-2222
                                                  Outside Metro Atlanta

                               ARTICLES OF MERGER

                                       of

                     INTEGRATEC RECEIVABLE MANAGEMENT, INC.

                                      and

                           CREDITORS MERCANTILE, INC.

                                      into

                     INTEGRATEC RECEIVABLE MANAGEMENT, INC.

     Pursuant to the provisions of Section 14-2-1105 of the Official Code of Georgia Annotated, the undersigned corporations adopt the following articles of merger:

     1.   The plan of merger is set forth as Exhibit A.

     2. As to Creditors Mercantile, Inc., the plan was duly approved by the shareholders on September 29, 1990.

          As to Integratec Receivable Management, the plan was duly approved by the shareholders on September 29, 1990.

     3. The surviving corporation certifies that a Notice of Merger and a publishing fee of $40.00 have been mailed or delivered to an authorized newspaper, as required by law.


INTEGRATEC RECEIVABLE MANAGEMENT, INC.


/s/ James F. Richards
------------------------------
JAMES F. RICHARDS - PRESIDENT


/s/ James J. Thorpe
------------------------------
JAMES J. THORPE - SECRETARY

                                  EXHIBIT "A"

                          AGREEMENT AND PLAN OF MERGER

                     INTEGRATEC RECEIVABLE MANAGEMENT, INC.

                                      AND

                           CREDITORS MERCANTILE, INC.

     This Agreement and Plan of Merger made and entered into this 28th day of September, 1990 (hereinafter referred to as the "Agreement") by and between INTEGRATEC RECEIVABLE MANAGEMENT, INC., a Georgia corporation, and CREDITORS MERCANTILE, INC., a Georgia corporation (said corporations being hereinafter sometimes referred to as the "Constituent Corporations"):

                                  WITNESSETH:

     WHEREAS, INTEGRATEC RECEIVABLE MANAGEMENT, INC. is a corporation duly organized and validly existing under the laws of the State of Georgia; and

     WHEREAS CREDITORS MERCANTILE, INC. is a corporation duly organized and validly existing under the laws of the State of Georgia; and

     WHEREAS, the Boards of Directors of each of said corporations deem it advisable and for the benefit of each of said corporations and their respective shareholders that CREDITORS MERCANTILE, INC. merge itself into INTEGRATEC RECEIVABLE MANAGEMENT, INC.

     NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants hereinafter contained, it is hereby agreed by and between the parties hereto subject to the approval and adoption of this Agreement by the respective shareholders of each of the constituent Corporations, and subject to the conditions hereafter set forth, that CREDITORS MERCANTILE, INC. be merged into INTEGRATEC RECEIVABLE MANAGEMENT, INC. (hereinafter sometimes referred to as the "Surviving Corporation"), the corporate existence of which shall be continued under the same name and thereafter the individual existence of CREDITORS MERCANTILE, INC. shall cease. The terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the shares of CREDITORS MERCANTILE, INC. into securities of the Surviving Corporation are and shall be as follows:

                                       1.

     The acts and things required to be done by the Georgia Business Corporation Code (the "Code") in order to make this Agreement effective, including the submission of this Agreement to the shareholders of both of the Constituent Corporations and the filing of the Articles of Merger in the manner provided for the Code, shall be attended to and done by the proper officers of the Constituent Corporations as soon as practicable.

                                       2.

     The merger herein contemplated shall be effective upon filing the Articles of Merger with the Secretary of State.

                                       3.

     The articles of Incorporation of INTEGRATEC RECEIVABLE MANAGEMENT, INC. shall on the Effective date be the Articles of Incorporation of the Surviving Corporation.

                                       4.

     Until altered, amended, or repealed as therein provided, the By-Laws of INTEGRATEC RECEIVABLE MANAGEMENT, INC. as in effect on the Effective Date shall be the By-Laws of the surviving Corporation.

                                       5.

     Upon the merger contemplated herein becoming effective, the directors of the Surviving Corporation shall be as follows:

                                A. Wayne Johnson

                                John H. Gilbride

                              James F. Burns, Jr.

These persons shall hold office until the next annual meeting of the shareholders of the Surviving Corporation and until their respective successors are elected in accordance with the By-laws of the Surviving Corporation. If on the Effective Date any vacancy shall exist on the Board of Directors of the Surviving Corporation, the vacancy shall be filled in the manner specified in the By-Laws of the Surviving Corporation.

                                       6.

     (a)  Upon the Effective Date of the merger:


     (i) Each share of the Common Stock of INTEGRATEC RECEIVABLE MANAGEMENT, INC., issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of Common Stock of the Surviving Corporation.

     (ii) Each share of the Common Stock of CREDITORS MERCANTILE, INC. shall be converted into One One Thousandth (1/1000) of one share of the Common Stock of the Surviving Corporation.

     (b) From and after the Effective Date, each holder of any of the shares to be converted as above provided shall be entitled, upon presentation and surrender to the Surviving Corporation of the certificates representing such shares, to receive in exchange therefor certificates representing the number of shares (including fractional shares) of the stock of the Surviving Corporation into which such shares shall have been converted. The surrendered shares shall be canceled. Until so surrendered each outstanding certificate which prior to the Effective Date of the merger represented common stock of CREDITORS MERCANTILE, INC. shall be deemed for all corporate purposes to evidence ownership of the number of common shares of the Surviving Corporation into which the same shall have been converted.

                                       7.

     Upon the Effective Date, the Separate existence of CREDITORS MERCANTILE, INC. shall cease, and in accordance with the terms of this Agreement, the Surviving Corporation shall possess all the rights, privileges, immunities or franchises, of public as and of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other chooses in action and all every other interest of or belonging to or due to each of such corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate, whether by deed or otherwise, vested in either of said corporations, shall not revert or be in any way impaired by reason of this merger. The Surviving Corporation shall thenceforth be reasonable and liable for all the liabilities and obligations of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of said Constituent Corporations may be prosecuted as if the merger had not taken place, or the Surviving Corporations may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

                                       8.

     If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any things are necessary or desirable to vest in said corporation, according to the terms hereof, the title to any property or rights of CREDITORS MERCANTILE, INC., the proper officers and directors of CREDITORS MERCANTILE, INC. shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

                                       9.

     From the date of this Agreement until the Effective Date or until the abandonment of the merger pursuant to the provisions hereof:

     (a) CREDITORS MERCANTILE, INC. and INTERGRATEC RECEIVABLE MANAGEMENT, INC. shall continue to conduct their respective businesses in the ordinary course and neither CREDITORS MERCANTILE, INC., nor INTERGRATEC RECEIVABLE MANAGEMENT, INC. shall, without the prior written consent of the other, engage in any transaction or incur any obligation except in the ordinary course of business or as otherwise authorized by this Agreement. Without limiting the foregoing, neither CREDITORS MERCANTILE, INC. nor INTERGRATEC RECEIVABLE MANAGEMENT, INC. shall during the foregoing period, without the prior consent of the other:

     (i) amend its Articles of Incorporation, except as may be necessary to carry out this Agreement or as required by law;

     (ii) borrow any money, other than short term borrowings in the ordinary course of business

     (ii) issue, sell, encumber or otherwise dispose of any shares of its capital stock

     (iv) declare, authorize or pay any dividend on, make any distribution in respect of, redeem or acquire for value any shares of its capital stock, directly or indirectly

     (v) sell, lease or otherwise dispose of any part of its property or assets, except in the ordinary course of business; enter into any new plans or agreements for the benefit of officers or employees or increase the benefits under any existing such plan

     (vi) make any purchase of real estate, personal property, merchandise or securities, except in the ordinary course of business

     (b) CREDITORS MERCANTILE, INC and INTERGRATEC RECEIVABLE MANAGEMENT, INC. shall each make available for examination by the other as requested, in addition to its financial statements, any inventory and other detailed records in support of such statements, records of important contracts, commitments, leases, licensing agreements, deeds, title insurance policies, patents, trademarks, and other evidence of interest or ownership in property; details and status of the various funds, plans, profit sharing and deferred compensation agreements, if any, stock option plans and other provisions of either party for the benefit of its officers and employees, income tax returns, audit material and related data, information concerning claims, litigation threatened or pending, and all other information relevant to their respective businesses and to the merger herein contemplated.

     (c) With respect to all leases and other interests or instruments under which either CREDITORS MERCANTILE, INC. or INTEGRATEC RECEIVABLE MANAGEMENT, INC. is obligated to obtain a consent prior to the merger herein contemplated in order to comply with the conditions thereof or to invest its interest therein in the Surviving Corporation, CREDITORS MERCANTILE, INC. or INTEGRATEC RECEIVABLE MANAGEMENT, INC., respectively, will exercise all reasonable efforts to obtain such consent.

                                      10.

     CREDITORS MERCANTILE, INC. represents and warrants to INTEGRATEC RECEIVABLE MANAGEMENT, INC. as follows:

     (a) CREDITORS MERCANTILE, INC. is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has full corporate power to carry on its business as it is now being conducted and to own and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its property requires such qualification.

     (b) All of the outstanding shares of CREDITORS MERCANTILE, INC. are validly issued, fully paid and non-assessable.

     (c) CREDITORS MERCANTILE, INC. has authorized capital stock of one thousand (1,000) shares and has one thousand (1,000) outstanding shares.

     (d) All federal, state and other tax returns and reports that are required by law to be filed by CREDITORS MERCANTILE, INC. have been duly filed and all taxes, assessments, fees and other governmental charges shown to be due on said returns and reports have been paid.

     (e) There is no suit, action or litigation, administrative, arbitration or other proceedings, or any change in the zoning or building ordinances affecting the real property, or leasehold interest of CREDITORS MERCANTILE, INC. pending or (to the knowledge of the management of CREDITORS MERCANTILE, INC.) threatened, which might materially and adversely effect the overall financial condition, business or property of CREDITORS MERCANTILE, INC. CREDITORS MERCANTILE, INC. has complied with and is not in default in any material respect under any laws, ordinances, requirements, regulations or orders applicable to its business.

     (f) The execution of this Agreement has been duly authorized by the Board of Directors of CREDITORS MERCANTILE, INC. and no further corporate action is necessary for the execution hereof. Neither the execution and delivery of the Agreement, nor the consummation of the transaction provided for herein, will violate any material agreement to which CREDITORS MERCANTILE, INC. or any law, order or decree.

                                      11.

     INTEGRATEC RECEIVABLE MANAGEMENT, INC. represents and warrants to CREDITORS MERCANTILE, INC. as follows:

     (a) INTEGRATEC RECEIVABLE MANAGEMENT, INC. is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has full corporate power to carry on its business as it is now being conducted and to own and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its property requires such qualification.

     (b) All of the outstanding shares of INTEGRATEC RECEIVABLE MANAGEMENT, INC. are validly issued, fully paid and non-assessable.

     (c) INTEGRATEC RECEIVABLE MANAGEMENT, INC. has authorized capital stock of ten thousand (10,000) shares and has nine thousand nine hundred and ninety eight (9,998) outstanding shares.

     (d) All federal, state, and other tax returns and reports that are required by law to be filed by INTEGRATEC RECEIVABLE MANAGEMENT, INC. have been duly filed and all taxes, assessments, fees and other governmental charges shown to be due on said returns and reports have been paid.

     (e) There is no suit, action or litigation, administrative, arbitration or other proceedings, or any change in the zoning or building ordinances affecting the real property, or leasehold interest of INTEGRATEC RECEIVABLE MANAGEMENT, INC. pending or (to the knowledge of the management of INTEGRATEC RECEIVABLE MANAGEMENT, INC.) threatened, which might materially and adversely affect the overall financial condition, business or property of INTEGRATEC RECEIVABLE MANAGEMENT, INC.

INTEGRATEC RECEIVABLE MANAGEMENT, INC. has complied with and is not in default in any material respect under any laws, ordinances, requirements, regulations or orders applicable to its business.

     (f) The execution of this Agreement has been duly authorized by the Board of Directors of INTEGRATEC RECEIVABLE MANAGEMENT, INC. and no further corporate action is necessary for the execution hereof. Neither the execution and delivery of this Agreement, nor the consummation of the transaction provided for herein, will violate any material agreement to which INTEGRATEC RECEIVABLE MANAGEMENT, INC. is a party or by which it is bound or any provisions of the Articles of Incorporation or By-Laws of INTEGRATEC RECEIVABLE MANAGEMENT, INC. or any law, order or decree.

                                      12.

     If the merger contemplated hereby becomes effective, all expenses incurred hereunder shall be borne by the Surviving Corporation. If, for any reason other than breach of the covenants of the parties set forth herein, the merger shall not become effective or shall be abandoned, then each of the Constituent Corporations shall bear its own expenses, separately incurred in connection herewith, with no liability to the other party hereto, and each shall pay one-half of the expenses incurred by them jointly.

                                       13.

     Each of the Constituent Corporations represents to the other that it has not incurred and will not incur any liability for brokerage fees or agent's commissions in connection with the Agreement and the merger contemplated hereby.

                                      14.

      The warranties and representations of the Constituent Corporations contained in paragraphs 9 and 10 of this Agreement shall survive the Effective Date.

                                      15.

      At any time before or after approval and adoption by the respective shareholders of the Constituent Corporations, this Agreement may be modified in matter of form, or supplemented by additional agreements, articles or certificates, as may be mutually determined by the Board of Directors of the Constituent Corporations to be necessary, desirable or expedient to clarify the intention of the parties hereto or to effect to or facilitate the filing, recording or official approval of the Agreement and the consummation of the merger herein contemplated, in accordance with the purpose and intent of this Agreement.

      IN WITNESS WHEREOF, INTEGRATEC RECEIVABLE MANAGEMENT, INC. and CREDITORS MERCANTILE, INC. have each caused this Agreement and Plan of Merger to be executed on their respective behalf and their respective corporate seals affixed and the foregoing attested, all by their respective duly authorized officer on the 28th day of September, 1990.

                              INTERGRATEC RECEIVABLE MANAGEMENT, INC.


                              By: /s/ James F. Richards
                                  --------------------------------
                                  James F. Richards, President


ATTEST:


/s/James J. Thorpe
-----------------------------
James J. Thorpe, Secretary


(CORPORATE SEAL)

                                        CREDITORS MERCANTILE, INC.


                                        By: /s/ James F. Richards
                                           ----------------------------
                                           James F. Richards, President


ATTEST:


/s/ Howard M. Gibbs
-------------------
Howard Gibbs


(CORPORATE SEAL)

Secretary of State                            CHARTER NUMBER    : 9005383 DP
Business Services and Regulation              COUNTY            : FULTON
Suite 306, West Tower                         DATE INCORPORATED : MARCH 21, 1990
2 Martin Luther King Jr. Dr.                  EXAMINER          : DONNA HYDE
Atlanta, Georgia 30334                        TELEPHONE         : 404-656-0624


REQUESTED BY:


KING & SPALDING
ROBERT P. BRYANT
2500 TRUST COMPANY TOWER
ATLANTA, GEORGIA 30303


                          CERTIFICATE OF INCORPORATION

     I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that

--------------------------------------------------------------------------------
                   "INTERGRATEC RECEIVABLE MANAGEMENT, INC."
--------------------------------------------------------------------------------
has been duly incorporated under the laws of the State of Georgia on the date set forth above, by the filing of articles of incorporation in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true copy of said articles of incorporation.

     WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: MARCH 21, 1990


                                             /s/ Max Cleland
                                             -------------------
                                             MAX CLELAND
                                             SECRETARY OF STATE


                                             /s/ H. Wayne Howell
                                             -------------------
                                             H. WAYNE HOWELL
                                             DEPUTY SECRETARY OF STATE


(SEAL)


SECURITIES        CEMETERIES          CORPORATIONS        CORPORATIONS HOT-LINE
656-2894           656-3079             656-2317               404-656-2222

                           ARTICLES OF INCORPORATION

                                       OF

                    INTERGRATEC RECEIVABLE MANAGEMENT, INC.

                                       1.

     The name of the Corporation is Integratec Receivable Management, Inc.

                                       2.

     The Corporation is authorized to issue 10,000 shares of stock, designated as "Common Stock."

                                       3.

     The initial Board of Directors shall consist of three (3) members, whose names and addresses are as follows:

                            A. Wayne Johnson
                            Atlanta Financial Center
                            East Tower
                            Suite 1100
                            3333 Peachtree Rd., N.E.
                            Atlanta, Georgia 30326

                            John H. Gilbride
                            Atlanta Financial Center
                            East Tower
                            Suite 1100
                            3333 Peachtree Rd., N.E.
                            Atlanta, Georgia 30326

                            James A. Watts, Jr.
                            Atlanta Financial Center
                            East Tower
                            Suite 1100
                            3333 Peachtree Rd., N.E.
                            Atlanta, Georgia 30326

                                       3.

     The address of the initial registered office of the Corporation shall be Two Peachtree Street, N.W., County of Fulton, Atlanta, Georgia 30383. The initial registered agent of the Corporation at such address shall be CT Corporation System.

                                       4.

     The name and address of the Incorporator are as follows:

                            Robert P. Bryant
                            2500 Trust Company Tower
                            Atlanta, Georgia 30303

                                       5.

     The mailing address of the initial principal office of the Corporation is 4553 Winters Chapel Road, Atlanta, Georgia 30360.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation.


                                   /s/ Robert P. Bryant
                                   --------------------
                                   Robert P. Bryant
                                   Incorporator


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